UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                          Washington, DC  20549


                                FORM 8-K



                            CURRENT REPORT



                PURSUANT TO SECTION 13 OR 15(d) OF THE
                    SECURITIES EXCHANGE ACT OF 1934



    Date of Report (Date of earliest event reported) December 4, 2003



                        NICHOLAS FINANCIAL, INC.
         (Exact name of registrant as specified in its Charter)




   British Columbia, Canada    0-26680          8736-3354
  (State or Other Jurisdiction of(Commission (I.R.S. Employer
    Incorporation or Organization)File Number)Identification No.)

  2454 McMullen Booth Road, Building C
    Clearwater, Florida                                       33759
  (Address of Principal Executive Offices)                  (Zip Code)



                             (727) 726-0763
          (Registrant's telephone number, Including area code)


                             Not applicable
     (Former name, former address and former fiscal year, if changed since last report)

Item 4. Changes In Registrant's Certifying Accountant.

Effective December 3, 2003, Nicholas Financial, Inc. (the "Company") engaged the accounting firm of Crisp Hughes Evans LLP as its new independent public accountants.

The decision to change the Company's accounting firm was made by the Audit Committee of the Company's Board of Directors on December 3, 2003.

The Company has not consulted with Crisp Hughes Evans LLP during the last two fiscal years ended March 31, 2003 and 2002 or during the subsequent interim periods from March 31, 2003 through and including December 3, 2003, on either the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company's consolidated financial statements

Crisp Hughes Evans LLP has announced a merger with another large regional firm, Dixon Odom PLLC. This merger will be effective on January 1, 2004. The combined Firm will be known as Dixon Hughes PLLC. With a staff of more than 725 in 24 cities in eight states, Dixon Hughes PLLC will be the largest certified public accounting firm headquartered in the Southeast region and the 15th largest nationwide.


Item 7. Financial Statements and Exhibits

       (c) Exhibits

Exhibit No.  Description of Document
-----------  ----------------------------------------------------
    99 Press release dated December 4, 2003 issued by the registrant

                              SIGNATURES

  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, hereunto duly authorized.


                       NICHOLAS FINANCIAL, INC.
                             (Registrant)


  Date: December 4, 2003        /s/ Peter L. Vosotas
                                -----------------------------
                                Peter L. Vosotas
                                Chairman, President,
                                Chief Executive Officer
                                (Principal Executive Officer)


  Date: December 4, 2003        /s/ Ralph T. Finkenbrink
                                ------------------------------
                                Ralph T. Finkenbrink
                                (Principal Financial Officer
                                 and Accounting Officer)

                         Exhibit Index


Exhibit No.
--------------

    99   Press release dated December 4, 2003 issued by the registrant

Exhibit 99

                            FOR IMMEDIATE RELEASE


Nicholas Financial, Inc.
Corporate Headquarters
2454 McMullen-Booth Rd.
Building C, Suite 501
Clearwater, FL 33759


Contact:     Ralph Finkenbrink
             Sr. Vice President, Finance
             Ph # - 727-726-0763
             Fax # - 727-726-2140

Web site:    www.nicholasfinancial.com
NASDAQ:      NICK


                    Nicholas Appoints New Auditors


Clearwater, Florida, - December 4, 2003: Nicholas Financial, Inc. (Nasdaq, NICK) audit committee chairman, Alton R. "Charlie" Neal, today announced that effective December 3, 2003, Nicholas Financial, Inc. (the "Company") engaged the accounting firm of Crisp Hughes Evans LLP as its new independent public accountants.

Crisp Hughes Evans LLP is a professional service Firm dedicated to providing service in the areas of audit, tax, management consulting, financial planning, business valuations, retirement plan administration, and technology consulting. Since it was founded in 1979, the Firm has grown to become one of the 40 largest accounting firms in the nation and one of the top five in the Southeast, operating from its nine offices in North Carolina, South Carolina, and Georgia. Larry H. Evans, managing partner of the Atlanta office of Crisp Hughes Evans LLP, said "we are excited about adding Nicholas Financial, Inc. to our specialty finance client base."

Crisp Hughes Evans LLP has announced a merger with another large regional firm, Dixon Odom PLLC. This merger will be effective on January 1, 2004. The combined Firm will be known as Dixon Hughes PLLC. With a staff of more than 725 in 24 cities in eight states, Dixon Hughes PLLC will be the largest certified public accounting firm headquartered in the Southeast region and the 15th largest nationwide.


Founded in 1985, with current assets of $98,502,000 as of September 30, 2003, Nicholas Financial is one of the largest publicly traded specialty consumer finance companies based in the Southeast. The company has approximately 5,050,000 shares of common stock outstanding and has reported record revenues and earnings for the past 13 years. For an index of Nicholas Financial Inc.'s news releases or to obtain a specific release, visit our web site at www.nicholasfinancial.com.




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